Exhibit 10.2

FIRST AMENDMENT

TO

$3,250,000,000

FIVE-YEAR CREDIT AGREEMENT

Viacom Inc.

THIS FIRST AMENDMENT dated as of December 11, 2009 (this “Amendment”) to the Five-Year Credit Agreement, entered into as of December 8, 2005 (as amended from time to time, the “Credit Agreement”), by and among VIACOM INC. (previously named New Viacom Corp.), a Delaware corporation, (“Viacom”); each Subsidiary Borrower (as therein defined); the lenders whose names appear on Schedule 1.1 thereto or who subsequently become parties thereto as provided therein (the “Lenders”); JPMORGAN CHASE BANK, N.A., a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”); CITIBANK, N.A., a national banking association, as syndication agent for the Lenders (in such capacity, the “Syndication Agent”); and BANK OF AMERICA, N.A., DEUTSCHE BANK SECURITIES INC. and THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as co-documentation agents for the Lenders (in such capacity, the “Co-Documentation Agents”). Capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

RECITALS

WHEREAS, the Borrowers and the Required Lenders desire to make certain modifications to the Credit Agreement as provided herein;

NOW THEREFORE, in consideration of the premises and the agreements contained herein, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. The definition of “Indebtedness” in Section 1.1 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“Indebtedness” of any Person shall mean at any date, without duplication, (i) all obligations of such Person for borrowed money (including, without limitation, in the case of any Borrower, the obligations of such Borrower for borrowed money under this Agreement), (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of Property or services, except as provided below, (iv) all obligations of such Person as lessee under Capital Lease Obligations, (v) all Indebtedness of others secured by a Lien on any Property of such Person, whether or not such Indebtedness is assumed by such Person, (vi) all Indebtedness of others directly or indirectly guaranteed or otherwise assumed by such Person, including any obligations of others endorsed (otherwise than for collection or deposit in the ordinary course of business) or discounted or sold with recourse by such Person, or in respect of which such Person is otherwise directly or indirectly liable, including, without limitation, any Indebtedness in effect guaranteed by such Person through any agreement (contingent or otherwise) to purchase, repurchase or otherwise acquire such obligation or any security therefor, or to provide funds for the payment or discharge of such obligation, or to maintain the solvency or any balance sheet or other financial condition of the obligor of such obligation, provided that Indebtedness of Viacom and its Subsidiaries shall not include guarantees of Indebtedness that are identified on Schedule 1.1(a) hereto, and (vii) all obligations of such Person as issuer, customer or account party under letters of credit or bankers’ acceptances that are either drawn or that back financial obligations that would otherwise be Indebtedness; provided, however, that in each of the foregoing clauses (i) through (vii), Indebtedness shall not include (i) obligations (other than under this Agreement) specifically with respect to the production, distribution and acquisition of motion pictures or other programming rights, talent or publishing rights or (ii) financings by way of sales or transfers of receivables or inventory, which will be accounted for as indebtedness in accordance with SFAS No. 166 and SFAS No. 167.

SECTION 2. Credit Agreement in Full Force and Effect as Amended. Except as specifically stated herein, all of the terms and conditions of the Credit Agreement shall remain in full force and effect. All references to the Credit Agreement in any other document or instrument shall be deemed to mean the Credit Agreement, as amended by this Agreement. This Amendment shall not constitute a novation of the Credit Agreement, but shall constitute an amendment thereto. The parties hereto agree to be bound by the terms and obligations of the Credit Agreement, as amended by this Amendment, as though the terms and obligations of this Credit Agreement were set forth herein.

SECTION 3. Effectiveness. The amendments provided for by this Amendment shall become effective, as of the date first above written, upon receipt by the Administrative Agent of a fully executed copy of this Amendment.

SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

VIACOM INC.

By:	/s/ George S. Nelson
Name: George S. Nelson
Title: Senior Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Tina L. Ruyter
Name: Tina L. Ruyter
Title: Vice President

CITIBANK, N.A., as Syndication Agent and as a Lender

By:
Name:
Title:

BANK OF AMERICA, N.A., as Co-Documentation Agent and as a Lender

By:
Name:
Title:

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DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent

By:
Name:
Title:

By:
Name:
Title:

THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YORK BRANCH, as Co-Documentation Agent and as a Lender

By:	/s/ Lillian Kim
Name: Lillian Kim
Title: Authorized Signatory

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SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: CITIBANK NA

By	/s/ Kate H. Kang
Name: Kate Kang
Title: Vice President

Name of Institution:[1]

by
Name:
Title:

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

DEUTSCHE BANK SECURITIES INC., as Co-Documentation Agent:

by	/s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director

by	/s/ Stefan Freckmann
Name: Stefan Freckmann
Title: Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender:

by	/s/ Andreas Neumeier
Name: Andreas Neumeier
Title: Managing Director

by	/s/ Stefan Freckmann
Name: Stefan Freckmann
Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: BNP Paribas

by	/s/ Nuala Marley
Name: Nuala Marley
Title: Managing Director

Name of Institution:[1] BNP Paribas

by	/s/ Berangere Allen
Name: Berangere Allen
Title: Vice President

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution:	COMMERZBANK AG, NEW YORK AND GRAND CAYMENT BRANCHES

By	/s/ Alina Parizianu
Name: Alina Parizianu
Title: Assistant Treasurer

Name of Institution:[1]	COMMERZBANK AG, NEW YORK AND GRAND CAYMENT BRANCHES

By	/s/ Claudia Rost
Name: Claudia Rost
Title: Vice President

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Credit Suisse AG, Cayman Islands Branch

by	/s/ Doreen Barr
Name: Doreen Barr
Title: Vice President

by	/s/ Christopher Reo Day
Name: Christopher Reo Day
Title: Associate

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Lloyds TSB Bank plc Member of Lloyds Banking Group 1095 Avenue of the Americas New York, NY 10036

by	/s/ Deborah Carlson
Name: Deborah Carlson
Title: Senior Vice President

by	/s/ Carlos Lopez
Name: Carlos Lopez
Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: Mizuho Corporate Bank Ltd.

by	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

Name of Institution:[1]

by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: NATIONAL AUSTRALIA BANK LTD.

by	/s/ Nathan Gooley
Name: Nathan Gooley
Title: Director

Name of Institution:[1]

by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: SCOTIABANC INC.

by	/s/ J.F. Todd

Name: J.F. Todd
Title: Managing Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: Sumitomo Mitsui Banking Corporation

by	/s/ William M. Ginn
Name: William M. Ginn
Title: Executive Officer

Name of Institution:[1]

by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

The Bank of New York Mellon:

by	/s/ Thomas J. Tarasovich, Jr.
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: The Northern Trust Company

by	/s/ Ashish S. Bhagwat
Name: Ashish S. Bhagwat
Title: Senior Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: The Royal Bank of Scotland plc

by	/s/ Alex Daw
Name: Alex Daw
Title: Vice President

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: U.S. Bank, N. A.

by	/s/ Colleen McEvoy
Name: Colleen McEvoy
Title: VP

Name of Institution:[1]

by
Name:
Title:

[1]	For any Lender requiring a second signature line.

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: UBS AG, STAMFORD BRANCH

by	/s/ Marie Haddad
Name: Marie Haddad
Title: Associate Director

by	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

SIGNATURE PAGE TO

FIRST AMENDMENT TO

FIVE-YEAR CREDIT AGREEMENT OF

VIACOM INC.

Name of Institution: Wells Fargo Bank

by	/s/ Donald Schwartz
Name: Donald Schwartz
Title: Senior Vice President

Name of Institution:[1]

by
Name:
Title:

[1]	For any Lender requiring a second signature line.